UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported on Form 8-K filed with the Securities and Exchange Commission on May 12, 2022, the Board of Directors of McEwen Mining Inc. (the “Company”) appointed Perry Ing to serve as the Chief Financial Officer of the Company on an interim basis following the retirement of Anna Ladd-Kruger. Mr Ing, age 46, started with the Company on May 15, 2022 and formally assumed the position of CFO on May 30, 2022 following the departure of Ms. Ladd-Kruger.

On June 8, 2022, the Company and Mr. Ing finalized the terms and conditions under which he would serve as the interim CFO. A corporation owned by Mr. Ing, 2085594 Ontario Inc. (“208 Ontario”), has entered into a Consulting Agreement with the Company (“Consulting Agreement”) pursuant to which 208 Ontario will provide the services of Mr. Ing for a period of approximately three months unless otherwise terminated pursuant to the terms of the Consulting Agreement. The Company is obligated to pay 208 Ontario C$ 1,500 per day (US $1,167 based on an exchange rate of C $1.00 = US$ 0.7782 as published by the Bank of Canada on June 6, 2022) for the services of Mr. Ing, to a maximum of C $75,000 (US $58,365) during the term of the Consulting Agreement. The Consulting Agreement provides that 208 Ontario will act as an independent contractor and as such, will be responsible for all taxes payable in respect of the compensation to be paid thereunder.

A copy of the Consulting Agreement is attached to this report as Exhibit 10.1 and the summary of the Consulting Agreement is expressly qualified by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this report:

10.1	Consulting Agreement between the Company and 208 Ontario executed on June 8, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: June 8, 2022	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

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